UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            November 14, 2005

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	37-0684070
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

36 S. Pennsylvania Street, Suite 500 Indianapolis, Indiana 46204 (317) 633-4100
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 14, 2005, The Steak n Shake Company (the "Company") amended its Note Purchase and Private Shelf Agreement (the "Agreement") dated as of September 20, 2002 among the Company and Prudential Investment Management, Inc., The Prudential Insurance Company of America and each Prudential Affiliate which may become a party thereto (collectively "Prudential"), related to senior fixed rate notes.    The Amended Agreement extends the maturity date of September 20, 2005 to September 30, 2008.  The Agreement allows the Company to borrow up to $75,000,000.

Additional items in the Agreement have been amended are shown in the exhibit attached to this document.

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On November 17, 2005, the Company issued a Press Release announcing its fiscal year 2005 fourth quarter and full year results. The Company's earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

    The Company is furnishing the information contained in this report, including the Exhibits, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC").  This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.  By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

The press release includes the non-GAAP financial measure of adjusted diluted earnings per share. Adjusted diluted earnings per share excludes the cost of equity plans under Statement of Financial Accounting Standards No. 123R, Share-Based Payment (SFAS 123R). We believe that including this measure in the Company's fiscal year 2006 forecast would allow investors to more easily compare the Company's forecasted performance with current year performance, since SFAS 123R applies prospectively. The Company does not use this non-GAAP measure for any other purpose.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

    10.1    Amendment to senior note agreement by and between the Company and Prudential (as defined above), dated November 14, 2005

    99.1    Press Release, dated November 17, 2005, issued by the Company

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                THE STEAK n SHAKE COMPANY

                                                                  By:    /s/ Jeffrey A. Blade

                                                                                  Jeffrey A. Blade,

                                                                                  Senior Vice President and Chief Financial Officer

                                                                                  Dated: November 17, 2005